UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 6, 2008

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 7, 2008, Safeway Inc. (the “Company”) issued a press release announcing the appointment of Frank C. Herringer and Kenneth W. Oder to the Company’s Board of Directors (the “Board”), effective March 6, 2008. There are no arrangements or understandings between either of Mr. Herringer or Mr. Oder and any other person pursuant to which he was selected as a director of the Company. Mr. Herringer was appointed to the Executive Compensation Committee of the Board. Mr. Oder was not appointed to any of the standing committees of the Board. Neither of Mr. Herringer nor Mr. Oder has any reportable transactions under Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2008, the Board approved amendments to Articles III and VI of the Company’s By-Laws.

The amendment to Article III, Section 1 of the Company’s By-Laws establishes that the number of directors which shall constitute the whole Board shall be eleven. Prior to the amendment, the number of directors constituting the whole Board was nine.

The amendment to Article VI added a new Section 9 to require that the amendment of any Stockholder Rights Plan which has the effect of extending the term of the Stockholder Rights Plan or any rights or options provided thereunder shall require the approval of three quarters of the independent members of the Board, and any new Stockholder Rights Plan adopted after the effective date of the By-Law amendment shall expire if not so amended no later than one year following the later of the date of its adoption and the date of its last such amendment. A Stockholder Rights Plan is defined as any stockholder rights plan, rights agreement or any other form of rights plan generally referred to as a “poison pill” which is designed to or has the effect of making an acquisition of large holdings of the Company’s shares of stock more difficult or expensive. The foregoing provision is not applicable to any Stockholder Rights Plan ratified by the Company’s stockholders.

The Company’s Amended and Restated Bylaws, as amended on March 6, 2008, are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated Bylaws of Safeway Inc., as amended on March 6, 2008.

99.1	Press Release dated March 7, 2008 of Safeway Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: March 11, 2008	By:	/s/ Robert A. Gordon
		Name:	Robert A. Gordon
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.

3.2	Amended and Restated Bylaws of Safeway Inc., as amended on March 6, 2008.

99.1	Press Release dated March 7, 2008 of Safeway Inc.

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